UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On March 20, 2024, Ocean Capital LLC (“Ocean Capital”) and the other parties named therein filed with the Securities and Exchange Commission (the “SEC”) an Amendment No. 10 to their Schedule 13D with respect to Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”), a copy of which is filed herewith as Exhibit 1.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

To the Shareholders of Tax Free Fund for Puerto Rico Residents, Inc. (with respect to its 2024 annual meeting of shareholders):

Ocean Capital and the other participants in its solicitation (collectively, the “Participants”) intend to file with the SEC a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of the Fund with respect to its 2024 annual meeting of shareholders. All shareholders of the Fund are advised to read the definitive proxy statement, any amendments or supplements thereto and other documents related to the solicitation of proxies by the Participants when they become available, as they will contain important information, including additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and accompanying BLUE proxy card will be furnished to some or all of the Fund’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at http://www.sec.gov.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by the Participants with the SEC on March 20, 2024. This document is available free of charge from the source indicated above.

Exhibit 1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 10)*

Tax Free Fund for Puerto Rico Residents, Inc.
(Name of Issuer)

Common Shares, $0.01 par value
(Title of Class of Securities)

87675M102
(CUSIP Number)

W. Heath Hawk
GAM Tower, 2 Tabonuco St., Suite 200

Guaynabo, Puerto Rico 00968

(770) 777-9373
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

March 18, 2024
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), Rule 13d-1(f) or Rule 13d-1(g), check the following box. ☐

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (the “Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON Ocean Capital LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Puerto Rico
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 1,479,364.25
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 1,479,364.25
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 1,479,364.25
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 13.3%[1]
14	TYPE OF REPORTING PERSON OO

1	The percentages used herein are based upon 11,127,845 shares of common stock outstanding, which represents the shares of common stock outstanding as of December 31, 2023, according to the Issuer’s certified shareholder report (the “Shareholder Report”) filed on form N-CSR with the Securities and Exchange Commission (the “SEC”) on March 7, 2024.

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON William Heath Hawk
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 1,479,364.25
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 1,479,364.25
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 1,479,364.25
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 13.3%[1]
14	TYPE OF REPORTING PERSON IN

1	The percentages used herein are based upon 11,127,845 shares of common stock outstanding as of December 31, 2023, as disclosed in the Shareholder Report.

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON Ethan A. Danial
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON Brent D. Rosenthal
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON José R. Izquierdo II
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON Roxana Cruz-Rivera
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON Mojdeh L. Khaghan
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON Ian McCarthy
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87675M102

The following constitutes Amendment No. 10 (“Amendment No. 10”) to the Schedule 13D filed by the undersigned with the SEC on April 4, 2022, as amended by the Amendment No. 1 filed on April 18, 2022, Amendment No. 2 filed on April 28, 2022, Amendment No. 3 filed on June 7, 2022, Amendment No. 4 filed on March 17, 2023, Amendment No. 5 filed on April 12, 2023, Amendment No. 6 filed on September 14, 2023, Amendment No. 7 filed on December 8, 2023, Amendment No. 8 filed on December 11, 2023 and Amendment No. 9 filed on February 9, 2024 (collectively, the “Schedule 13D”). This Amendment No. 10 amends the Schedule 13D as specifically set forth herein. Capitalized terms used but not defined herein have the meanings ascribed to them in the Schedule 13D.

Item 2. IDENTITY AND BACKGROUND

Item 2 is hereby amended and restated as follows:

(a)	This Schedule 13D is filed by:

(i)	Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”);

(ii)	William Heath Hawk;

(iii)	Ethan A. Danial, as one of Ocean Capital’s nominees for the Issuer’s Board of Directors (the “Board”) for the Issuer’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”) and for the Issuer’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”);

(iv)	Brent D. Rosenthal, as one of Ocean Capital’s nominees for the Board for the 2022 Annual Meeting;

(v)	José R. Izquierdo II, as one of Ocean Capital’s nominees for the Board for the 2022 Annual Meeting (collectively with Messrs. Danial and Rosenthal, the “2022 Nominees”);

(vi)	Roxana Cruz-Rivera, as one of Ocean Capital’s nominees for the Board for the Issuer’s 2023 annual meeting of shareholders (the “2023 Annual Meeting”);

(vii)	Mojdeh L. Khaghan, as one of Ocean Capital’s nominees for the Board for the 2023 Annual Meeting (together with Ms. Cruz-Rivera, the “2023 Nominees”); and

(viii)	Ian McCarthy, as one of Ocean Capital’s nominees for the Board for the 2024 Annual Meeting (together with Mr. Danial, the “2024 Nominees” and, together with Ocean Capital, Mr. Hawk, the 2022 Nominees and the 2023 Nominees, the “Reporting Persons”).

(b)	The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968. The business address of Mr. Danial is 954 Avenida Ponce De Leon, San Juan, Puerto Rico 00907. The business address of Mr. Rosenthal is 3 Drummond Terrace, Livingston, New Jersey 07039. The business address of Mr. Izquierdo is 70 Avenida Ponce de Leon, Suite 160, San Juan, Puerto Rico 00918. The business address of Ms. Cruz-Rivera is 954 Avenida Ponce de Leon, Miramar Plaza, Ste. 404, San Juan, Puerto Rico 00907. The business address of Ms. Khaghan is 5151 Collins Ave., Miami Beach, Florida 33140. The business address of Mr. McCarthy is 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911.

(c)	The principal business of: (i) Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas; (ii) Mr. Hawk is serving as President and Chief Executive Officer of First Southern, LLC, a financial services company; (iii) Mr. Danial is serving as a Member, Authorized Officer and Manager at RAD Investments, LLC, an investment firm; (iv) Mr. Rosenthal is serving as Founder and Investor at Mountain Hawk Capital Partners, LLC, an investment fund; (v) Mr. Izquierdo is serving as Managing Member of Main Line Ventures LLC, a consulting firm; (vi) Ms. Cruz-Rivera is serving as Founder and CEO of TLVS LLC dba Tax Law and Venture Services, a law firm; (vii) Ms. Khaghan is serving as Principal of the Morgan Reed Group, a diversified real estate and securities investment firm; and (viii) Mr. McCarthy is serving as a Managing Director at Fairview Asset Management, LLC, an investment management services firm.

(d)	None of the Reporting Persons has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

CUSIP No. 87675M102

(e)	None of the Reporting Persons has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)	Ocean Capital is organized as a limited liability company under the laws of Puerto Rico. Each of Messrs. Hawk, Danial, Rosenthal, Izquierdo and McCarthy and Mses. Cruz-Rivera and Khaghan is a citizen of the United States of America.

Item 4. PURPOSE OF TRANSACTION

Item 4 is hereby supplemented to add the following paragraphs:

On March 18, 2024, Ocean Capital sent a letter by email to the Issuer (the “2024 Notice”) providing notice of its intent to nominate the 2024 Nominees for election to the Board at the 2024 Annual Meeting and propose to:

(i)	adopt a non-binding resolution urging that the Board take all necessary steps to hold each of Agustín Cabrer, Vicente J. León, Carlos Nido, Luis M. Pellot, Clotilde Pérez, José J. Villamil and Carlos V. Ubiñas liable in their capacities as directors and agents of the Issuer and as fiduciaries of the Issuer’s stockholders for harms that he or she has caused the Issuer to incur as a result of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(ii)	adopt a non-binding resolution urging that the Board take all necessary steps to resolve the stockholder dispute between the Issuer and Ocean Capital by dropping all of its claims as soon as reasonably possible, and in no event more than sixty days following the date of the 2024 Annual Meeting;

(iii)	ensure that José R. Izquierdo II and Brent D. Rosenthal, each of whom received sufficient votes to be elected to the Board as Class II directors at the 2022 Annual Meeting shall be seated immediately, but in no event more than 10 days following the date of the 2024 Annual Meeting, and, accordingly, that the incumbent directors, Carlos V. Ubiñas, Vicente J. Léon and José J. Villamil, none of whom received sufficient votes to be reelected to the Board at the 2022 Annual Meeting but have nevertheless continued to serve on the Board, shall step down immediately, but in no event more than 10 days following the date of the 2024 Annual Meeting;

(iv)	confirm via a press release distributed through a widely circulated news or wire service and filed with the SEC whether the stockholder proposal submitted by Ocean Capital for stockholder vote at the 2022 Annual Meeting, which received enough “FOR” votes to pass, was properly implemented;

(v)	ensure that the 2023 Nominees, each of whom received sufficient votes to be elected to the Board as Class III directors at the 2023 Annual meeting, shall be seated immediately, but in no event more than 10 days following the date of the 2024 Annual Meeting, and, accordingly, that the incumbent directors, Luis M. Pellot and Carlos Nido, neither of whom received sufficient votes to be reelected to the Board at the 2023 Annual Meeting but have nevertheless continued to serve on the Board, shall step down immediately, but in no event more than 10 days following the date of the 2024 Annual Meeting;

(vi)	confirm via a press release distributed through a widely circulated news or wire service and filed with the SEC whether the four stockholder proposals submitted by Ocean Capital for stockholder vote at the 2023 Annual Meeting, each of which received enough “FOR” votes to pass, were properly implemented;

(vii)	repeal any provision of, or amendment to, the Issuer’s bylaws adopted by the Board without shareholder approval subsequent to March 25, 2022, the date of Ocean Capital’s nomination notice to the Issuer with respect to the 2022 Annual Meeting;

(viii)	amend Article II, Section 8 of the Issuer’s bylaws to lower the quorum threshold for shareholder meetings from one-half to one-third of the outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section;

CUSIP No. 87675M102

(ix)	amend Article II, Section 8 of the Issuer’s bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to stockholders; and

(x)	amend Article II, Section 8 of the Issuer’s bylaws to add a supermajority voting standard for all future amendments of that section.

In connection with the submission of the 2024 Notice, Ocean Capital, Mr. Hawk and the 2024 Nominees intend to file a proxy statement for the 2024 Annual Meeting.

The 2024 Nominees’ biographies are set forth below. Additional information regarding the 2024 Nominees and Ocean Capital’s proposals for the 2024 Annual Meeting can be found, once available, in Ocean Capital’s proxy statement for the 2024 Annual Meeting.

Ethan A. Danial, age 27, is a Puerto Rico-based investment professional with experience in research and trading of defaulted and restructured Puerto Rico municipal bonds. Mr. Danial has been employed as a member, authorized officer and manager at RAD Investments, LLC, an investment firm in Puerto Rico, since January 2019. Additionally, from August 2017 through October 2022, Mr. Danial was the Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico. Mr. Danial served as a director for Campo Caribe LLC, an agricultural business in Puerto Rico, from September 2019 to September 2022. Further, Mr. Danial served as a director at First Puerto Rico Tax-Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, from November 2020 until June 2021. Prior to Mr. Danial’s employment at Caribbean Capital and Consultancy Corp., he earned his B.A. in Mathematics-Statistics from Columbia University in 2017. Since August 2023, Mr. Danial is studying for his J.D. at Harvard Law School. Ocean Capital believes Mr. Danial’s investment and research experience with municipal bond funds makes him qualified to serve as a director of the Issuer.

Ian McCarthy, age 32, is a Puerto Rico-based investment professional with experience in unconventional debt restructurings and loan workouts in the commercial real estate finance space. Mr. McCarthy currently serves as a Managing Director at Fairview Asset Management, LLC, an investment management services firm based in Puerto Rico, where he has worked since June 2020. Prior to that, Mr. McCarthy served as Director, Originations & Fundraising, at Stabilis Capital Management, LP, a New York-based investment firm, from January 2018 until May 2020. He previously worked at Ten-X, a real estate trading software platform, from June 2014 to December 2017 and as an analyst at Rockwood Real Estate Advisors, a California real estate advisory firm. Mr. McCarthy earned his B.A. in Economics from Kenyon College in 2013. Ocean Capital believes Mr. McCarthy’s extensive investment and finance experience makes him qualified to serve as a director of the Issuer.

Item 5. INTEREST IN SECURITIES OF THE ISSUER

(a) – (c) The aggregate percentage of shares of Common Stock reported to be owned by each Reporting Person is based upon 11,127,8456 shares of Common Stock outstanding as of December 31, 2023, as disclosed in the Shareholder Report.

A.	Ocean Capital LLC

(a)	As of the close of business on March 20, 2024, Ocean Capital beneficially owned 1,479,364.25 shares of Common Stock.

Percentage: Approximately 13.3%

CUSIP No. 87675M102

(b)	1.	Sole power to vote or direct vote: 0

2.	Shared power to vote or direct vote: 1,479,364.25

3.	Sole power to dispose or direct the disposition: 0

4.	Shared power to dispose or direct the disposition: 1,479,364.25

(c)	The transactions in the shares of Common Stock by Ocean Capital during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

B.	William Heath Hawk

(a)	As of the close of business on March 20, 2024, Mr. Hawk beneficially owned 1,479,364.25 shares of Common Stock.

Percentage: Approximately 13.3%

(b)	1.	Sole power to vote or direct vote: 0

2.	Shared power to vote or direct vote: 1,479,364.25

3.	Sole power to dispose or direct the disposition: 0

4.	Shared power to dispose or direct the disposition: 1,479,364.25

(c)	The transactions in the shares of Common Stock Mr. Hawk during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

C.	Ethan A. Danial

(a)	As of the close of business on March 20, 2024, Mr. Danial beneficially owned 0 shares of Common Stock.

Percentage: 0.0%

(b)	1.	Sole power to vote or direct vote: 0

2.	Shared power to vote or direct vote: 0

3.	Sole power to dispose or direct the disposition: 0

4.	Shared power to dispose or direct the disposition: 0

(c)	The transactions in the shares of Common Stock by Mr. Danial during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

D.	Brent D. Rosenthal

(a)	As of the close of business on March 20, 2024, Mr. Rosenthal beneficially owned 0 shares of Common Stock.

Percentage: 0.0%

(b)	1.	Sole power to vote or direct vote: 0

2.	Shared power to vote or direct vote: 0

3.	Sole power to dispose or direct the disposition: 0

4.	Shared power to dispose or direct the disposition: 0

(c)	The transactions in the shares of Common Stock by Mr. Rosenthal during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

CUSIP No. 87675M102

E.	José R. Izquierdo II

(a)	As of the close of business on March 20, 2024, Mr. Izquierdo beneficially owned 0 shares of Common Stock.

Percentage: 0.0%

(b)	1.	Sole power to vote or direct vote: 0

2.	Shared power to vote or direct vote: 0

3.	Sole power to dispose or direct the disposition: 0

4.	Shared power to dispose or direct the disposition: 0

(c)	The transactions in the shares of Common Stock by Mr. Izquierdo during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

F.	Roxana Cruz-Rivera

(a)	As of the close of business on March 20, 2024, Ms. Cruz-Rivera beneficially owned 0 shares of Common Stock.

Percentage: 0.0%

(b)	1.	Sole power to vote or direct vote: 0

2.	Shared power to vote or direct vote: 0

3.	Sole power to dispose or direct the disposition: 0

4.	Shared power to dispose or direct the disposition: 0

(c)	The transactions in the shares of Common Stock by Ms. Cruz-Rivera during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

G.	Mojdeh L. Khaghan

(a)	As of the close of business on March 20, 2024, Ms. Khaghan beneficially owned 0 shares of Common Stock.

Percentage: 0.0%

(b)	1.	Sole power to vote or direct vote: 0

2.	Shared power to vote or direct vote: 0

3.	Sole power to dispose or direct the disposition: 0

4.	Shared power to dispose or direct the disposition: 0

(c)	The transactions in the shares of Common Stock by Ms. Khaghan during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

CUSIP No. 87675M102

H.	Ian McCarthy

(a)	As of the close of business on March 20, 2024, Mr. McCarthy beneficially owned 0 shares of Common Stock.

Percentage: 0.0%

(b)	1.	Sole power to vote or direct vote: 0

2.	Shared power to vote or direct vote: 0

3.	Sole power to dispose or direct the disposition: 0

4.	Shared power to dispose or direct the disposition: 0

(c)	The transactions in the shares of Common Stock by Mr. McCarthy during the past sixty days are set forth in Schedule A and are incorporated herein by reference.

(d)	The dividends from the 1,479,364.25 shares of Common Stock beneficially owned by Ocean Capital and any proceeds from the sale of such shares become assets of Ocean Capital.

(e)	Not applicable.

Item 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER

Item 6 is hereby amended and restated as follows:

On April 4, 2022, Ocean Capital, William Heath Hawk and the 2022 Nominees executed a Joint Filing and Solicitation Agreement with respect to the joint filing of this Schedule 13D and any amendment thereto. On March 17, 2023, Ocean Capital, William Heath Hawk, the 2022 Nominees and the 2023 Nominees amended and restated the Joint Filing and Solicitation Agreement with respect to the joint filing of this Schedule 13D and any amendment thereto. On March 20, 2024, the Reporting Persons amended and restated the Joint Filing and Solicitation Agreement (as amended and restated, the “Second Amended and Restated Joint Filing and Solicitation Agreement”) for a second time with respect to the joint filing of this Schedule 13D and any amendment thereto, an executed copy of which is attached hereto as Exhibit I. Other than the Second Amended and Restated Joint Filing and Solicitation Agreement, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Reporting Persons and between such persons and any person with respect to any securities of the Issuer, including but not limited to transfer or voting of any other securities, finder’s fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, divisions of profits or loss or the giving or withholding of proxies.

Item 7. MATERIAL TO BE FILED AS EXHIBITS

Exhibit I:	Second Amended and Restated Joint Filing and Solicitation Agreement, dated March 20, 2024.

SIGNATURES

After reasonable inquiry and to the best of his, her or its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: March 20, 2024

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

/s/ William Heath Hawk
William Heath Hawk

/s/ Ethan A. Danial
Ethan A. Danial

/s/ Brent D. Rosenthal
Brent D. Rosenthal

/s/ José R. Izquierdo II
José R. Izquierdo II

/s/ Roxana Cruz-Rivera
Roxana Cruz-Rivera

/s/ Mojdeh L. Khaghan
Mojdeh L. Khaghan

/s/ Ian McCarthy
Ian McCarthy

Exhibit I

SECOND AMENDED AND RESTATED JOINT FILING AND SOLICITATION AGREEMENT

PURSUANT TO RULE 13d-1(k)

WHEREAS, certain of the undersigned are stockholders, direct or beneficial, of Tax Free Fund for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”);

WHEREAS, Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”), William Heath Hawk, Ethan A. Danial, Brent D. Rosenthal and José R. Izquierdo II are parties to a Joint Filing and Solicitation Agreement dated April 4, 2022 (the “Original Agreement”), pursuant to which, among other things, the parties agreed to form a group for the purpose of soliciting proxies for Ocean Capital’s nominees and proposal with respect to the Fund’s 2022 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “2022 Annual Meeting”);

WHEREAS, Ocean Capital LLC, William Heath Hawk, Ethan A. Danial, Brent D. Rosenthal, José R. Izquierdo II, Roxana Cruz-Rivera and Mojdeh L. Khaghan are parties to an Amended and Restated Joint Filing and Solicitation Agreement dated March 17, 2023 (the “Existing Agreement”), which amended and restated the Original Agreement, and pursuant to which, among other things, the parties agreed to form a new group for the purpose of soliciting proxies for Ocean Capital’s nominees and proposals with respect to the 2022 Annual Meeting and the Fund’s 2023 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “2023 Annual Meeting”); provided, however, that (i) Messrs. Danial, Rosenthal and Izquierdo, as Ocean Capital’s nominees for the 2022 Annual Meeting, shall not participate in the solicitation of proxies for the approval of Ocean Capital’s proposals (including the election of its nominees) at the 2023 Annual Meeting, and (ii) Mses. Cruz-Rivera and Khaghan, as Ocean Capital’s nominees for the 2023 Annual Meeting, shall not participate in the solicitation of proxies for the approval of Ocean Capital’s proposals (including the election of its nominees) at the 2022 Annual Meeting;

WHEREAS, when the 2022 Annual Meeting was last reconvened on March 9, 2023, a quorum was present and, as Ocean Capital’s nominees for the 2022 Annual Meeting, Messrs. Danial, Rosenthal and Izquierdo received a plurality of the votes cast;

WHEREAS, when the 2023 Annual Meeting was last reconvened on November 2, 2023, a quorum was present and, as Ocean Capital’s nominees for the 2023 Annual Meeting, Mses. Khaghan and Cruz-Rivera received a plurality of the votes cast;

WHEREAS, the Fund has refused to recognize the valid election of Messrs. Danial, Rosenthal and Izquierdo at the 2022 Annual Meeting and the valid election of Mses. Khaghan and Cruz-Rivera at the 2023 Annual Meeting;

WHEREAS, Mr. Danial, as a Class I director, was elected to a term that is set to expire at the Fund’s 2024 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “2024 Annual Meeting”);

WHEREAS, Ocean Capital has notified the Fund of its intent to, among other things, nominate Ethan A. Danial and Ian McCarthy for election as Class I directors at the 2024 Annual Meeting, each to hold office until the election meeting for the year in which his term expires and until his successor shall have been elected and shall have qualified, or until his death, or until December 31 of the year in which he shall have reached eighty-five years of age, or until he shall have resigned or been removed;

WHEREAS, Ocean Capital, William Heath Hawk, Ethan A. Danial, Brent D. Rosenthal, José R. Izquierdo II, Roxana Cruz-Rivera, Mojdeh L. Khaghan and Ian McCarthy wish to form a new group (collectively, the “Group”) for the purpose of seeking representation on the Fund’s Board of Directors (the “Board”) at the 2022 Annual Meeting, the 2023 Annual Meeting and the 2024 Annual Meeting and for the purpose of taking all other action necessary to achieve the foregoing;

WHEREAS, it is the parties’ intention that (i) Messrs. Rosenthal and Izquierdo, as two of Ocean Capital’s nominees for the 2022 Annual Meeting, not be treated as “participants” (as such term is used in Instruction 3 to Item 4 of the Schedule 14A) in Ocean Capital’s solicitation of proxies for the 2023 Annual Meeting or the 2024 Annual Meeting, (ii) Mses. Cruz-Rivera and Khaghan, as Ocean Capital’s nominees for the 2023 Annual Meeting, not be treated as participants in Ocean Capital’s solicitation of proxies for the 2022 Annual Meeting or the 2024 Annual Meeting, (iii) Mr. McCarthy, as one of Ocean Capital’s nominees for the 2024 Annual Meeting, not be treated as a participant in Ocean Capital’s solicitation of proxies for the 2022 Annual Meeting or the 2023 Annual Meeting and (iv) Mr. Danial, as one of Ocean Capital’s nominees for the 2022 Annual Meeting and the 2024 Annual Meeting, not be treated as a participant in Ocean Capital’s solicitation of proxies for the 2023 Annual Meeting; and

WHEREAS, in connection with the formation of the Group, the undersigned desire to amend and restate the Existing Agreement as set forth herein.

NOW, IT IS AGREED, this 20th day of March 2024 by the parties hereto:

1. In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the undersigned agrees to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Fund. Each member of the Group shall be responsible for the accuracy and completeness of his, her or its own disclosure therein, and is not responsible for the accuracy and completeness of the information concerning the other members, unless such member knows or has reason to know that such information is inaccurate. Ocean Capital or its representative shall provide each member of the Group with copies of all Schedule 13D filings and other public filings to be filed on behalf of such member at least 24 hours prior to the filing or submission thereof.

2. So long as this agreement is in effect, each of the undersigned shall provide written notice to William Health Hawk of (i) any of their purchases or sales of securities of the Fund; or (ii) any securities of the Fund over which they acquire or dispose of beneficial ownership. Notice shall be given no later than 24 hours after each such transaction.

3. Each of the undersigned agrees to form the Group for the purpose of (i) seeking the enforcement of the results of the 2022 Annual Meeting and the 2023 Annual Meeting, (ii) soliciting proxies or written consents for proposals submitted to stockholders for approval and the election of the persons nominated by Ocean Capital to the Board at the 2024 Annual Meeting, (iii) taking such other actions as the parties deem advisable and (iv) taking all other action necessary or advisable to achieve the foregoing; provided, however, that (a) Messrs. Rosenthal and Izquierdo, as two of Ocean Capital’s nominees for the 2022 Annual Meeting, shall not participate in the solicitation of proxies for the approval of Ocean Capital’s proposals (including the election of its nominees) at the 2023 Annual Meeting or the 2024 Annual Meeting, and (b) Mses. Cruz-Rivera and Khaghan, as Ocean Capital’s nominees for the 2023 Annual Meeting, shall not participate in the solicitation of proxies for the approval of Ocean Capital’s proposals (including the election of its nominees) at the 2022 Annual Meeting or the 2024 Annual Meeting, (c) Mr. McCarthy, as one of Ocean Capital’s nominees for the 2024 Annual Meeting, shall not be obligated to take any action with respect to the 2022 Annual Meeting or the 2023 Annual Meeting and (d) Mr. Danial, as one of Ocean Capital’s nominees for the 2022 Annual Meeting and the 2024 Annual Meeting, shall not be obligated to take any action with respect to the 2023 Annual Meeting.

4. Ocean Capital shall have the right to pre-approve all expenses incurred in connection with the Group’s activities and agree to pay directly all such pre-approved expenses.

5. Each of the undersigned agrees that any SEC filing, press release or stockholder communication proposed to be made or issued by the Group or any member of the Group in connection with the Group’s activities set forth herein (collectively, “Communications”) shall be first approved by Ocean Capital, or its representatives, and by William Health Hawk to the extent any such Communications refer to his or her, as applicable, credentials or experience, which approval shall not be unreasonably withheld.

2

6. The relationship of the parties hereto shall be limited to carrying on the business of the Group in accordance with the terms of this Agreement. Such relationship shall be construed and deemed to be for the sole and limited purpose of carrying on such business as described herein. Nothing herein shall be construed to authorize any party to act as an agent for any other party, or to create a joint venture or partnership, or to constitute an indemnification. Nothing herein shall restrict any party’s right to purchase or sell securities of the Fund, as he or it deems appropriate, in his or its sole discretion, provided that all such sales are made in compliance with all applicable securities laws.

7. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

8. In the event of any dispute arising out of the provisions of this Agreement or their investment in the Fund, the parties hereto consent and submit to the exclusive jurisdiction of the Federal and State Courts in the State of Delaware.

9. Any party hereto may terminate his or its obligations under this Agreement on 24 hours’ written notice to all other parties, with a copy by email to William Heath Hawk, c/o: Ocean Capital LLC, [personal information redacted].

10. Each party acknowledges that Ocean Capital shall, in its sole discretion, select and retain counsel for both the Group and Ocean Capital and its affiliates relating to their investment in the Fund.

11. Each of the undersigned parties hereby agrees that this Agreement shall be filed as an exhibit to a Schedule 13D pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

William Heath Hawk

/s/ William Heath Hawk

Ethan A. Danial

/s/ Ethan A. Danial

Brent D. Rosenthal

/s/ Brent D. Rosenthal

José R. Izquierdo II

/s/ José R. Izquierdo II

Roxana Cruz-Rivera

/s/ Roxana Cruz-Rivera

Mojdeh L. Khaghan

/s/ Mojdeh L. Khaghan

Ian McCarthy

/s/ Ian McCarthy